THE PROJECT:

Building America CDE, a subsidiary of the AFL-CIO Housing Investment Trust, allocated $9 million of New Markets Tax Credits (“NMTC”) to the YWCA of Central Massachusetts (“YWCA”) for the renovation of their 74,300 square foot downtown Worcester facility. By renovating the existing building rather than relocating, the YWCA is allowed to carry on its critical mission of providing shelter and support as well as tools for self-sufficiency to a highly diverse local population.

The Worcester facility is a historic structure built in 1961, and suffering from significant deferred maintenance. The renovation project will include a complete overhaul of the building’s exterior and interior while allowing the YWCA to: increase childcare programming by one classroom and 10 seats; add 4 transitional housing beds; provide separate and secure access to their domestic violence service area; and, fortify and expand the various high- quality services they provide to low-income families in Worcester.

The project will be renovated with 100% union labor and will have an all- female construction management team. It will generate 187,620 hours of union construction work and $7.2 million in local, state and federal tax revenues.

FINANCING:	Financing for the $24.9 million YWCA project included $24 million in NTMC, of which $9 million was allocated by Building America CDE.

ECONOMIC IMPACT OF INVESTMENT*

BACDE Investment $9.0 Million	Total Development Cost $24.9 Million	Renovated 74,300 SF facility with 147 childcare seats and 45 transitional housing beds	187,630 Hours of Union Construction Work Generated	$7.2 Million Tax revenue generated	$43.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | YWCA of Central Massachusetts - Worcester, MA

“The YWCA of Central Massachusetts has been an outstanding community partner to the City of Worcester and our local union movement. Being able to bring labor’s capital to the table to transform this downtown landmark strengthens our collective efforts to rebuild our city. Doing so with a commitment to significant female workforce participation makes it an even more powerful statement.”

—	Brian Brousseau, President
Worcester-Fitchburg Building and Construction Trades Council

COMMUNITY IMPACT:

The YWCA has been providing services for women and families in the central Massachusetts area for over 130 years. The YWCA provides a full range of services and benefits to the low-income population of Worcester including: high-quality child care/early education programs; transitional housing for women that would otherwise be homeless; support via a safe haven for women facing domestic abuse; and, a variety of wellness programs. The YWCA serves approximately 15,000 unduplicated individuals annually from many cultural and economic backgrounds, more than 50% of whom are persons of color.

The YWCA partners with “Building Pathways” a pre-apprenticeship program sponsored by the City of Worcester and the Worcester Building Trades Council. Their “Tradeswoman Tuesdays” program encourages the inclusion and recruitment of females in the trades and provides tradeswomen a forum for support and encouragement. The YWCA itself features a diverse permanent workforce, with 85% of its current staff female and 40% persons of color.

ABOUT BUILDING AMERICA:

Building America CDE was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $185 million of these tax credits since 2011.

2/2020